EQ Advisors TrustSM

SUPPLEMENT DATED DECEMBER 1, 2023, TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023, AS SUPPLEMENTED

SUPPLEMENT DATED DECEMBER 1, 2023, TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 13, 2023

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented, and the Prospectus and SAI dated November 13, 2023, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

The purpose of this supplement is to notify you of a change of address for the Trust, Equitable Investment Management Group, LLC (the Investment Adviser to each series of the Trust), Equitable Investment Management, LLC (the Trust’s Administrator), and Equitable Distributors, LLC (the Trust’s Distributor).

Effective December 13, 2023, all references to 1290 Avenue of the Americas, New York, New York 10104 are deleted and replaced with 1345 Avenue of the Americas, New York, New York, 10105.

Effective immediately, the back cover of the Prospectus is amended by deleting the fifth paragraph in its entirety and replacing it with the following information:

To order a free copy of the SAI and/or Annual and Semi-Annual Reports, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional or call the Trust, toll-free, at 1-877-222-2144.